Exhibit 99.3

                                                                  CONFORMED COPY

                      BILL OF SALE AND ASSIGNMENT AGREEMENT

                                  by and among

                         HARTFORD FIRE INSURANCE COMPANY

                                       and

                             HARTRE COMPANY, L.L.C.

                          (collectively, the "Sellers")

                                       AND

                  ENDURANCE REINSURANCE CORPORATION OF AMERICA

                                (the "Purchaser")

                            Dated as of May 15, 2003
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Section 1.  Definitions ..................................................     1

Section 2.  Assignment of Transferred Assets, Acceptance of Assignment ...     1

Section 3.  Representations and Warranties ...............................     1

Section 4.  No Third Party Beneficiaries .................................     1

Section 5.  Amendment ....................................................     1

Section 6.  Governing Law ................................................     2

Section 7.  Jurisdiction .................................................     2

Section 8.  Entire Agreement .............................................     2

Section 9.  Assignment ...................................................     2

Section 10. Counterparts .................................................     2


                                       i
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                      BILL OF SALE AND ASSIGNMENT AGREEMENT

      This Bill of Sale and Assignment Agreement (this "Agreement"), dated as of May 15, 2003, is entered into by and among Hartford Fire Insurance Company, a company organized under the laws of the State of Connecticut (together with its successors and permitted assigns, the "Seller Insurer Party"), HartRe Company, L.L.C. (together with its successors and permitted assigns, "HartRe LLC"), a Connecticut limited liability company (and together with the Seller Insurer Party, the "Sellers"), and Endurance Reinsurance Corporation of America, a company organized under the laws of the State of New York (together with its successors and permitted assigns, the "Purchaser").

                                    RECITALS:

      WHEREAS, the Sellers and the Purchaser are parties to a Purchase Agreement, dated as of May 15, 2003 (the "Purchase Agreement"), pursuant to which, among other things, the Sellers will sell, and the Purchaser will acquire, the Transferred Assets (as defined in the Purchase Agreement) upon the terms and subject to the conditions set forth in the Purchase Agreement.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements set forth herein and in the Purchase Agreement and the Related Documents, the parties hereto hereby agree as follows:

      Section 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Purchase Agreement.

      Section 2. Assignment of Transferred Assets, Acceptance of Assignment. The Sellers hereby assign, transfer, convey and deliver to the Purchaser forever, as of the Closing Date, all of the Sellers' right, title and interest in and to all of the Transferred Assets. The Purchaser hereby acquires, accepts and takes an assignment and delivery of the Transferred Assets.

      Section 3. Representations and Warranties. The Sellers make no representation or warranty hereunder with respect to the Transferred Assets other than those set forth in the Purchase Agreement.

      Section 4. No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Sellers, the Purchaser and their respective successors and permitted assigns and nothing herein is intended, or shall be construed, to confer upon any Person other than the Sellers, the Purchaser and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof. The Sellers and the Purchaser hereby acknowledge and agree that the assignment to and assumption by the Purchaser pursuant to this Agreement shall not relieve the Sellers or the Purchaser of any of their other respective obligations under the Purchase Agreement or the Related Documents, which shall remain in full force and effect.

      Section 5. Amendment. This Agreement may be amended, supplemented or modified, and any provision hereof may be waived, only pursuant to a written instrument making specific reference to this Agreement signed by each of the parties hereto.

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      Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

      Section 7. Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the United States or any state court which in either case is located in the City of New York (each, a "New York Court") for purposes of enforcing this Agreement. In any such action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claim that it is not subject to the jurisdiction of any such New York Court, that such action, suit or other proceeding is not subject to the jurisdiction of any such New York Court, that such action, suit or other proceeding is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

      Section 8. Entire Agreement. This Agreement, the Purchase Agreement and the other Related Documents including all Schedules and Exhibits attached hereto and thereto, constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and supercede all prior agreements and understandings between the parties with respect to such subject matters.

      Section 9. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party to this Agreement (in whole or in part, voluntary or involuntary, by operation of law or otherwise, other than by operation of law in a merger) without the prior written consent of the other party hereto.

      Section 10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties to this Agreement and delivered to the other party hereto.


                                       2
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      IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale and
Assignment Agreement as of the date and year first above written.

                                        HARTFORD FIRE INSURANCE COMPANY

                                        By: /s/ Raymond J. Sprague
                                            ------------------------------------
                                            Name:  Raymond J. Sprague
                                            Title: Executive Vice President


                                        HARTRE COMPANY, L.L.C.

                                        By: /s/ Raymond J. Sprague
                                            ------------------------------------
                                            Name:  Raymond J. Sprague
                                            Title: President


                                        ENDURANCE REINSURANCE
                                        CORPORATION OF AMERICA

                                        By: /s/ Steven W. Carlsen
                                            ------------------------------------
                                            Name:  Steven W. Carlsen
                                            Title: President

           [SIGNATURE PAGE TO BILL OF SALE AND ASSIGNMENT AGREEMENT]